Exhibit 99.1

SupportSoft Reports Third Quarter 2007 Results

REDWOOD CITY, Calif., October 30, 2007 — SupportSoft, Inc. (NASDAQ: SPRT), a leading provider of software and services for technology problem resolution, today reported unaudited financial results for its third quarter ended September 30, 2007.

Total revenue for the third quarter of 2007 was $11.3 million, a decrease of 5 percent from $11.9 million in the third quarter of 2006. License revenue for the third quarter of 2007 was $2.6 million, down 42 percent from $4.5 million in the third quarter of 2006. Services revenue for the third quarter of 2007 was $4.5 million, up 31 percent from $3.5 million in the third quarter of 2006. Maintenance revenue was $4.2 million for the third quarter of 2007, up 7 percent from $3.9 million in the third quarter of 2006.

Non-GAAP net loss for the third quarter of 2007 was $3.8 million, or $(0.08) per share, compared to a non-GAAP net loss of $127,000, or $(0.00) per share, in the third quarter of 2006. Non-GAAP results exclude stock compensation expense of $1.2 million and $804,000 for the third quarter of 2007 and the third quarter of 2006, respectively, and restructuring charges of $756,000 for the third quarter of 2006. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

On a GAAP basis, net loss for the third quarter of 2007 was $5.0 million, or $(0.11) per share, compared to a net loss of $1.7 million, or $(0.04) per share, in the third quarter of 2006.

Cash and marketable securities at September 30, 2007 was $114.2 million, compared to $114.9 million at June 30, 2007 and $119.9 million at December 31, 2006.

“We are moving forward aggressively with our business notwithstanding recent setbacks,” said Josh Pickus, President and CEO of SupportSoft. “In the consumer arena, we are ramping existing partners, including our U.S. retail partner, and establishing new relationships, including three new partnerships in the third quarter.  While these partnerships clearly take time to become productive, we believe we are laying a foundation for revenue growth in 2008 and beyond.  In our base business, we are squarely focused on achieving consistent profitability.  In order to achieve this goal, we recently implemented a reduction in force, which will bring the quarterly expense rate for the base business below $11 million.  To ensure that each part of our business is focused, accountable and transparent, we plan to operate in two business units, Consumer Solutions and Enterprise Solutions, starting in 2008.”

Recent Highlights

•                                          Increase in number of stores with U.S. retail partner expected to occur in December

•                                          TechGuys, a unit of DSG International, Europe’s leading specialist electronics retailing group, selects System TuneUp for delivery of PC Healthchecks to consumers

•                                          Major anti-virus provider chooses support.com to deliver consumer technology support services

•                                          Google selects support.com to deliver set up services to Google Apps users

•                                          British Telecom licenses customer care solutions for use in major new relationship with U.K. Post Office

•                                          Leading cable provider Cox Communications licenses ServiceVerify solution for enhanced technician efficiency

Financial Outlook

As indicated in our October 4th preannouncement, we expect revenue of approximately $47 million and a non-GAAP net loss per share of ($0.35) to ($0.37) for the full 2007 year.  For the fourth quarter, we expect revenue of approximately $12 million and a non-GAAP net loss per share of ($0.09) to ($0.11).  In connection with the fourth quarter reduction in force, we expect a restructuring charge of $1.7 million to $1.9 million.  Non-GAAP results exclude stock-based compensation expense and restructuring charges.

SupportSoft will host a conference call discussing the Company’s third quarter 2007 results and fourth quarter activities on Tuesday, October 30, 2007 starting at 4:30 p.m. EDT (1:30 p.m. PDT). A live webcast of the call will be available on the Investor Relations section of the Company’s web site at http://www.supportsoft.com/investors. For those unable to listen to the live webcast, a replay of the call will also be available on the SupportSoft website or by dialing (617) 801-6888 and entering passcode 9603-5503.

Cautionary Note Regarding Forward Looking Statements.

This press release contains forward-looking statements regarding our expected future performance as well as assumptions underlying or relating to such statements of expectation, all of which are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,” “estimates,” “goal,”  “moving forward,” “ramping,” “laying a foundation,” “focused on,” “contribute to,” “ achieving consistent profitability” and similar expressions often identify such forward- looking statements. Forward-looking statements in this press release include, without limitation, the following: the Company’s expected revenue, non-GAAP and GAAP net loss for the fourth quarter and full year of 2007; the anticipated restructuring charge for the fourth quarter of 2007; the expected impact of our reduction in force; expectations regarding the progress of our collaboration with partners (including the partners and customers mentioned herein) and the anticipated impact of those relationships on our business; anticipated contribution to our revenue from our consumer operations; the potential for us to run our base business profitably, the timing of any such profitability, and our other plans for the base business; assessments of our future growth; and our future plans, investments and opportunities.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to: our dependence on our third-party alliances and partnerships to help us provide our software and services to consumers; the potential that such partnerships take longer than we expect to produce revenue or do not produce revenue; the potential that delays or cancellation of third-party programs that include our software and services could decrease our revenues; our ability to achieve broad adoption and acceptance of our offerings; the potential for a decrease in revenue caused by our reliance on a few large transactions that generally occur at the end of reporting periods; long sales cycles; the ability of our software to operate with hardware and software platforms that are used by our customers now or in the future; our ability to compete successfully in the consumer technology support market and the support automation software market; our limited experience in servicing consumers directly; our ability to manage headcount changes including reductions in force; our ability to manage consumer technology support call centers; our ability to profitably manage our professional services organization; expectations regarding our international business; fluctuation in our quarterly results; diversion of management attention to strategic matters or litigation; our ability to accurately predict performance; our ability to attract and retain key employees; our ability to obtain sufficient patent protection; the uncertain economic conditions in the United States and in international markets; a determination, upon completion of further quarterly closing and review procedures, that the financial results for the third quarter are different than the results set forth in this press release; as well as other risks detailed from time to time in our SEC filings, including those described in the “Risk Factors” section in our most recent Quarterly Report on Form 10-Q filed with the SEC on August 2, 2007. You can locate these filings on the Investor Relations page of our website, http://www.supportsoft.com/investors.

Statements included in this release are based upon information known to SupportSoft as of the date of this release, and SupportSoft assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Disclosure Regarding Non-GAAP Financial Measures

SupportSoft has excluded stock-based compensation expense and restructuring charges from its GAAP results in order to determine the non-GAAP financial measures of net loss and net loss per share.

We believe that the non-GAAP measures, excluding stock-based compensation expense, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.  SupportSoft uses these non-GAAP financial measures internally to evaluate its performance from period to period and against the performance of other software companies which present similar non-GAAP financial measures.  We believe the non-GAAP measures, excluding restructuring charges, provide meaningful supplemental information to investors in understanding our ongoing operational costs and expenses, without the broad-based termination costs that comprised our restructuring expense.  We also believe that investors benefit from seeing “through the eyes of management” as our internal plans are based on the non-GAAP financial measures we present in this press release.  SupportSoft also believes the non-GAAP measures provide useful supplemental information for investors to evaluate our operating results in the same manner as the research analysts that follow SupportSoft, all of whom present non-GAAP projections in their published reports.

The economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, the Company’s management has no control over certain variables that have a significant influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities and reliance solely on non-GAAP measures may lead management to make business decisions with unanticipated economic consequences on the Company’s GAAP financial results.  We compensate for this limitation by not relying exclusively on non-GAAP financial measures to make business decisions.  We also continuously re-evaluate which non-GAAP measures are appropriate.

About SupportSoft

SupportSoft (NASDAQ: SPRT) is a leading provider of software and services for technology problem resolution. The Company’s solutions reduce technology support costs, improve customer satisfaction and enable new revenue streams for companies reaching 50 million users worldwide. The Company has expanded its offerings and now provides Instant Technology Relief(SM) to frustrating technology problems directly to consumers through http://www.support.com/. For more information about the Company and its corporate offerings, visit http://supportsoft.com/; for Instant Technology Relief (SM) to consumer technology problems, visit http://www.support.com/ or dial 1-800-PC-SUPPORT.

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Revenues:
License	$2,586	$4,479	$11,725	$10,013
Services	4,536	3,462	11,423	9,106
Maintenance	4,201	3,917	12,035	11,740
Total revenues	11,323	11,858	35,183	30,859

Costs and expenses:
Cost of license	52	119	141	333
Cost of services	5,279	3,606	14,933	9,579
Cost of maintenance	630	349	1,929	863
Amortization of intangible assets	272	272	817	816
Research and development	2,366	2,267	7,071	7,125
Sales and marketing	6,959	6,013	23,081	16,993
General and administrative	2,211	2,689	7,235	7,677

Total costs and expenses	17,769	15,315	55,207	43,386

Loss from operations	(6,446)	(3,457)	(20,024)	(12,527)

Interest income and other, net	1,636	1,842	5,019	4,705

Loss before income taxes	(4,810)	(1,615)	(15,005)	(7,822)

Provision for income taxes	(212)	(72)	(558)	(333)

Net loss	$(5,022)	$(1,687)	$(15,563)	$(8,155)

Net loss per share:
Basic	$(0.11)	$(0.04)	$(0.34)	$(0.19)
Diluted	$(0.11)	$(0.04)	$(0.34)	$(0.19)

Shares used in computing per share amounts:
Basic	45,614	44,152	45,449	44,000
Diluted	45,614	44,152	45,449	44,000

2007 amounts are subject to completion of management’s and its independent auditor’s customary closing and review procedures.

SUPPORTSOFT, INC.

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
GAAP costs and expenses	$17,769	$15,315	$55,207	$43,386
Total restructuring charges	—	(756)	—	(756)
Total stock-based compensation	(1,229)	(804)	(3,731)	(2,327)
Non-GAAP costs and expenses	16,540	13,755	51,476	40,303

Detail of costs and operating expenses:
GAAP cost of services	5,279	3,606	14,933	9,579
Restructuring charges	—	(151)	—	(151)
Stock-based compensation	(193)	(69)	(564)	(175)
Non-GAAP cost of services	5,086	3,386	14,369	9,253

GAAP cost of maintenance	630	349	1,929	863
Restructuring charges	—	(33)	—	(33)
Stock-based compensation	(22)	(18)	(59)	(35)
Non-GAAP cost of maintenance	608	298	1,870	795

GAAP research and development expense	2,366	2,267	7,071	7,125
Restructuring charges	—	(40)	—	(40)
Stock-based compensation	(129)	(83)	(366)	(301)
Non-GAAP research and development expense	2,237	2,144	6,705	6,784

GAAP sales and marketing expense	6,959	6,013	23,081	16,993
Restructuring charges	—	(338)	—	(338)
Stock-based compensation	(493)	(219)	(1,431)	(592)
Non-GAAP sales and marketing expense	6,466	5,456	21,650	16,063

GAAP general and administrative expense	2,211	2,689	7,235	7,677
Restructuring charges	—	(194)	—	(194)
Stock-based compensation	(392)	(415)	(1,311)	(1,224)
Non-GAAP general and administrative expense	1,819	2,080	5,924	6,259

GAAP loss from operations	(6,446)	(3,457)	(20,024)	(12,527)
Total restructuring charges		756		756
Total stock-based compensation	1,229	804	3,731	2,327
Non-GAAP loss from operations	(5,217)	(1,897)	(16,293)	(9,444)

GAAP loss before income taxes	(4,810)	(1,615)	(15,005)	(7,822)
Total restructuring charges	—	756	—	756
Total stock-based compensation	1,229	804	3,731	2,327
Non-GAAP loss before income taxes	(3,581)	(55)	(11,274)	(4,739)

GAAP net loss	$(5,022)	$(1,687)	$(15,563)	$(8,155)
Total restructuring charges	—	756	—	756
Total stock-based compensation	1,229	804	3,731	2,327
Non-GAAP net loss	$(3,793)	$(127)	$(11,832)	$(5,072)

Basic net loss per share
GAAP	$(0.11)	$(0.04)	$(0.34)	$(0.19)
Non-GAAP	$(0.08)	$(0.00)	$(0.26)	$(0.12)

Diluted net loss per share
GAAP	$(0.11)	$(0.04)	$(0.34)	$(0.19)
Non-GAAP	$(0.08)	$(0.00)	$(0.26)	$(0.12)

Shares used in computing per share amounts
Basic	45,614	44,152	45,449	44,000
Diluted	45,614	44,152	45,449	44,000

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude restructuring charges and stock-based compensation expense from the GAAP financial results. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2007 amounts are subject to completion of management’s and its independent auditor’s customary closing and review procedures.

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2007	2006
	(unaudited)
Assets
Current assets:
Cash and marketable securities	$114,232	$119,891
Accounts receivable, net	8,425	15,144
Prepaid expenses and other current assets	2,241	2,894
Total current assets	124,898	137,929
Property and equipment, net	2,317	937
Goodwill	9,792	9,792
Intangible assets, net	2,338	3,155
Other assets	849	792

Total assets	$140,194	$152,605

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued compensation	$2,446	$2,443
Other accrued liabilities	3,878	3,813
Deferred revenue	7,824	13,613
Other long-term liabilities	830	233
Total liabilities	$14,978	$20,102

Stockholders’ equity:
Common stock	$4	$4
Additional paid-in-capital	210,735	202,440
Accumulated other comprehensive loss	(770)	(751)
Accumulated deficit	(84,753)	(69,190)
Total stockholders’ equity	$125,216	$132,503

Total liabilities and stockholders’ equity	$140,194	$152,605

2007 amounts are subject to completion of management’s and its independent auditor’s customary closing and review procedures.

CONTACT:

Investors

Carolyn Bass or Zach Barnes

Market Street Partners

+1-415-445-3235

sprt@marketstreetpartners.com

Media

Scott Herring

SupportSoft, Inc.

+1-650-556-8953

pr@supportsoft.com